ARNOLD INDUSTRIES, INC.
AND SUBSIDIARIES
625 SOUTH FIFTH AVENUE
P. O. BOX 210
LEBANON, PENNSYLVANIA 17042-0210


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD WEDNESDAY, MAY 2, 2001


TO THE SHAREHOLDERS:


The Annual Meeting of the Shareholders of Arnold Industries, Inc. (herein called the "Company" or "Arnold Industries") will be held at the Lebanon Country Club, 3375 West Oak Street, Lebanon, Pennsylvania, on Wednesday, May 2, 2001, at 10:00 o'clock a.m., prevailing time, for the following purposes:

(1)	To elect three (3) directors to serve until the Annual Meeting of
Shareholders in 2003;

(2)	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on March 19, 2001, as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote at the meeting. Management of the Company extends a cordial invitation to all shareholders to attend the meeting.

The Annual Report of the Company for 2000 is enclosed herewith.

By Order of the Board of Directors,

HEATH L. ALLEN
Secretary

Lebanon, Pennsylvania
March 29, 2001

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE-PAID, PRE-ADDRESSED ENVELOPE ENCLOSED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

ARNOLD INDUSTRIES, INC.
625 South Fifth Avenue
P.O. Box 210
Lebanon, Pennsylvania 17042-0210


PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 2, 2001


GENERAL

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Registrant, Arnold Industries, Inc. (herein called the "Company" or "Arnold Industries") of proxies for use at the Annual Meeting of Shareholders to be held on Wednesday, May 2, 2001, at 10:00 a.m. prevailing time, at the Lebanon Country Club, 3375 West Oak Street, Lebanon, Pennsylvania, and at any adjournment or adjournments thereof. This proxy statement and the accompanying form of proxy are being mailed to shareholders on or about
March 29, 2001.

A form of proxy is enclosed for use at the Annual Meeting. When the enclosed form of proxy is signed, dated and returned, the shares represented thereby will be voted in accordance with the instructions specified thereon. If no instructions are given, the shares will be voted for the election of the nominees for directors named below and, in the discretion of the proxies, upon such other matters as may properly come before the Annual Meeting. Any shareholder executing a form of proxy may revoke that proxy at any time before it is voted at the meeting.

The entire cost of soliciting proxies will be borne by the Company, including postage, printing and handling.

The Company's Annual Report for 2000, including financial statements, accompanies this meeting notice, proxy statement and form of proxy.


VOTING SECURITIES AND RECORD DATE

The Board of Directors has fixed the close of business on March 19, 2001, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting of Shareholders or any adjournment or adjournments thereof. Shareholders as of that date will receive the Notice of Annual Meeting of Shareholders, the Proxy Statement, and the Annual Report of the Company. As of March 19, 2001, there were 24,748,366 shares of Common Stock issued and outstanding and entitled to notice of, and to vote at, the Annual Meeting of Shareholders. There are no other classes of stock outstanding. Each share of Common Stock is entitled to one vote on each matter properly submitted to the shareholders for action at the Annual Meeting. Shareholders have cumulative voting rights with respect to the election of directors. That is, every shareholder entitled to vote shall have the right to multiply the number of shares which the shareholder is entitled to vote by the total number of directors to be elected and to cast the total number of such votes for one candidate or distribute them among any two or more candidates.


VOTE REQUIRED

The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of stock entitled to vote at the meeting is necessary to constitute a quorum. The Company will treat shares of voting stock represented by a properly signed, dated and returned proxy as present at the meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the Company will treat shares of voting stock represented by "broker non-votes" (i.e., shares of voting stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power, and (iii) the recordholder has indicated on the proxy card or otherwise notified the Company that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum.

The nominees for the Board of Directors receiving a plurality of the votes cast will be elected as Directors. Abstentions and broker non-votes do not have the effect of negative votes in respect to the foregoing matters.


SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of March 19, 2001 (unless otherwise noted), with regard to persons with beneficial ownership of five percent (5%) or more of Arnold Industries' outstanding stock:


				            Name and Address of	      Beneficially	      Percent of
Title of Class		Beneficial Owner		        Owned			           Class*

Common Stock		  Edward H. Arnold
				            Lebanon, PA			            4,345,189 (1)	      16.44%

*Class includes all issued and outstanding shares and all unexercised stock options
_________________________

(1)	The shares shown include 175,000 non-qualified stock options held by Mr.
Arnold.



The following table sets forth certain information as of March 19, 2001, with respect to the beneficial ownership of the outstanding common stock of Arnold Industries by the persons named therein who are board nominees or directors who will continue in office, named executive officers and all directors and executive officers as a group as reported by each person:

			              Name and Address of	          Beneficially	   Percent of
Title of Class	  Beneficial Owner		            Owned			        Class*

Common Stock	    E.H. Arnold			                4,345,189	(1)	  16.44%

Common Stock	    Kenneth F. Leedy		              414,585	(2)	   1.57%

Common Stock    	Heath L. Allen		                277,920	(3)	   1.05%

Common Stock	    Ronald E. Walborn		             412,962	(4)	   1.56%

Common Stock	    Arthur L. Peterson	               6,300		       **

Common Stock	    John B. Warden III	              10,000	(5)	    **

Common Stock	    Donald G. Johnson		              90,992	(6)	    **

Common Stock	    Directors and Officers as
		       	       a Group (7 in number)	        5,557,948	(7)	  21.03%
 *Class includes all issued and outstanding shares and all unexercised stock options
**less than 1.0%
_________________________

(1)	See Note (1) of the immediately preceding table.

(2)	The shares shown include 216,400 shares covered by incentive and non-
qualified stock option(s).

(3)	The shares shown include 90,000 shares covered by incentive and non-
qualified stock option(s) and 109,870 shares held jointly by Mr. Allen and his spouse.

(4)	The shares shown include 90,000 shares covered by incentive and non-
qualified stock option(s) and 6,140 shares held for Mr. Walborn's segregated account of Walborn Shambach Associates Profit Sharing Trust.

(5)	The shares shown include 4,000 shares covered by non-qualified stock option(s), and 4,000 shares held in various trusts of which Mr. Warden is both a trustee and a partial beneficiary.

(6)	The shares shown include 85,000 shares covered by incentive stock options.

(7)	The totals include the named individuals who exercise sole voting and dispositive power over the shares shown unless otherwise indicated. See also Notes (1) through (6) above.


DIRECTORS

The Board of Directors is the ultimate governing body of the Company. As such, it has the responsibility for establishing broad corporate policies and objectives and for the overall performance of the Company. Management is accountable to the Board of Directors for the satisfactory conduct of the Company's day-to-day business. Members of the Board are kept informed of the Company's principal activities and plans by various reports and documents sent to them each month, as well as by operating and financial reports and analyses.

The Bylaws of the Company provide that the Board of Directors shall consist of not less than three (3) nor more than seven (7) members, and that the directors shall be divided into two classes as nearly equal in number as possible. The term of office of each class of directors is two years, and the term of office of the two classes overlap. Pursuant to the Company's Bylaws, the Board of Directors has fixed its size at six (6). At the Annual Meeting, three (3) directors are to be elected to hold office until the 2003 Annual Meeting of Shareholders. After the election of three (3) directors at the meeting, the Company will have six (6) directors, including three (3) directors whose present terms extend until the 2002 Annual Meeting of Shareholders.

In the absence of instructions to the contrary, proxies received pursuant to this solicitation will be voted for the election of Kenneth F. Leedy, Heath L. Allen, and John B. Warden III, as directors to hold office until the 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Each nominee is presently a director and, except for Mr. Warden, was elected to his present term of office by the stockholders. Mr. Warden was appointed by the Board to fill the unexpired term of Carlton E. Hughes on August 31, 1999. There are no arrangements or understandings between any director and any other person pursuant to which he was selected as a director.

If anyone other than the nominees named below should be nominated for election as a director, the proxies may be voted cumulatively in accordance with the judgment of the persons named therein, so as to elect as directors as many of the nominees listed below as possible. In the event that any nominee declines or is unable to serve as a director (which is not anticipated), the persons named in the accompanying form of proxy shall have full discretion and authority to vote or refrain from voting for such substitute nominee, if any, as may be designated by the Board of Directors.

Set forth below is information regarding the nominees and the directors who will continue in office on the Company's Board. Such information includes their names and ages, the principal occupation or employment of each such person during the past five years, including all positions and offices with the Company, and directorships held by such persons in other public companies, if any. Also shown is the year during which each incumbent began continuous service as a director of Arnold Industries, Inc. and/or its predecessor, New Penn Motor Express, Inc. (herein called "New Penn"). On April 1, 1982, each person who was then a director of New Penn also became a director of the Company as a result of the plan of reorganization and merger approved by New Penn's shareholders on March 24, 1982, pursuant to which New Penn became a wholly owned subsidiary of the Company.

The Board of Directors of the Company meets on a regularly scheduled basis and, during 2000, met on four separate occasions.


TO BE ELECTED FOR A TWO-YEAR TERM

HEATH L. ALLEN:  73, Director since 1972
Partner of Keefer Wood Allen & Rahal, LLP (Attorneys); Secretary (1982 to present) of Arnold Industries; Secretary (1972 to present) of New Penn.

KENNETH F. LEEDY:  59, Director since 1980
Executive Vice President (1986 to 1996) and Vice President- Operations (1982 to
1986) of Arnold Industries; President (1996 to present), Executive Vice President (1983 to 1996) and Vice President-Operations (1975 to 1983) of New Penn.

JOHN B. WARDEN III:  42, Director since 1999
President of Warden Asphalt Company (1988 to present); Board Chairman and CEO of Erie Enterprises, Inc. (1997 to present); Financial Analyst with Duke Power Company (1983 to 1985).


TO CONTINUE IN OFFICE

EDWARD H. ARNOLD:  61, Director since 1969
President and Chairman of the Board (1982 to present) of Arnold Industries; President (1974 to 1997) and Treasurer (1974 to 1982) of New Penn.

RONALD E. WALBORN:  64, Director since 1972
President and Treasurer of Walborn Shambach Associates (Accountants); CFO (1997 to present) and Treasurer (1982 to present) of Arnold Industries; Treasurer (1982 to 1997) and Assistant Treasurer (1980 to 1982) of New Penn; Secretary and Treasurer of Arnold Transportation Services, Inc. (1997 to present).

ARTHUR L. PETERSON:  74, Director since 1988
Scott Professor of Leadership Studies, Rocky Mountain College, Billings, Montana (1998 to present); President of Center for the Study of the Presidency, New York, New York (1997 to 1998); Executive Director of the Florida Association of Colleges and Universities (1994 to 1997); Director of the Academy of Senior Professionals, Eckerd College, St. Petersburg, Florida (1987 to 1994); President of Lebanon Valley College, Annville, Pennsylvania (1983 to 1987).

The Board of Directors has established an Audit Committee. The functions of the Audit Committee are to recommend the engagement of the Company's independent auditors and to review with them the plan and scope of their audit for each year, the status of their audit during the year, the results of such audit when completed, and their fees for services performed. The Committee will also review with the Company's accountants the plan, scope and results of their operations and discuss with each group independently of the other any recommendations or matters which either considers to be of significance. The present members of the Audit Committee are Arthur L. Peterson (who is Chairman), and Heath L. Allen and John B. Warden III. The Audit Committee met once in 2000.

The Board has established a Compensation Committee. The primary function of the Compensation Committee is to review and to make recommendations on executive officer compensation. The present members of the Compensation Committee are Arthur L. Peterson and John B. Warden III. The Compensation Committee met one time in 2000. The Board does not have a standing Nominating Committee.

Heath L. Allen, who serves as Secretary and Director, and Ronald E. Walborn, who serves as CFO, Treasurer and Director for the Company, have been receiving a flat fee of $10,000 for their officer and director services. During 2000, directors who were not also officers of the Company were compensated at $10,000 per year and a fee of $1,000 for each meeting of the Board of Directors attended, together with the expenses of attendance. For the year 2001 and subsequent years, directors who are not officers of the Company will be paid $10,000 per year and the fee of $1,000 for each meeting, together with expenses of attendance.

EXECUTIVE OFFICERS

Executive officers are appointed by the Board of Directors and serve at the pleasure of the Board. There are no arrangements or understandings between any executive officer and any other person pursuant to which the executive officers are selected. Set forth below is information on the executive officers of the Company, including age and principal occupation or employment during the past five years and all positions with the Company.

EDWARD H. ARNOLD:  61,
President and Chairman of the Board (1982 to present) of Arnold Industries; President (1974 to 1998) and Treasurer (1974 to 1982) of New Penn.

KENNETH F. LEEDY:  59,
Executive Vice President (1986 to 1996) and Vice President-Operations (1982 to
1986) of Arnold Industries; President (1996 to present), Executive Vice President (1983 to 1996) and Vice President-Operations (1975 to 1983) of New Penn.

DONALD G. JOHNSON:  46,
Senior Vice President (1998 to present) of Arnold Industries, Inc.


HEATH L. ALLEN:  73,
Partner of Keefer Wood Allen & Rahal, LLP (Attorneys); Secretary (1982 to present) of Arnold Industries; Secretary (1972 to present) of New Penn.

RONALD E. WALBORN:  64,
President and Treasurer of Walborn Shambach Associates (Accountants); CFO (1998 to present); Treasurer (1982 to present) of Arnold Industries; Treasurer (1982 to 1998) and Assistant Treasurer (1980 to 1982) of New Penn.; Secretary and Treasurer of Arnold Transportation Services, Inc. (1998 to present).

EXECUTIVE COMPENSATION AND OTHER BENEFITS

The following table sets forth information concerning compensation paid or accrued by the Company and its subsidiaries during the fiscal year ended December 31, 2000, to or for the chief executive officer and each of the executive officers of the Company whose cash compensation exceeded $100,000:

                             SUMMARY COMPENSATION TABLE

                                  						ANNUAL COMPENSATION		LONG TERM COMPENSATION
                                                                      Awards
                                                								     Other	        		                    All other
 Name and 						       	                                     annual		      		                    compen-
 principal position		   Year	    Salary ($)	     Bonus ($)   compen-  	  Restricted		            sation <FN1>
                                                								     sation(s)   stock        Options/
                                          			            			 		 	        awards($)    SARs(#)
 EDWARD H. ARNOLD		     2000	    187,200		       500,000		      -		         -	           -	      16,590
 President and Chairman	1999	    187,200		       500,000	      	-	         	- 	          -	      15,570
 of the Board			        1998	    187,200		       500,000	      	-	         	-	           -	      15,780

 KENNETH F. LEEDY	     	2000	    166,400	       	400,000	      	-         		-	           -	      16,590
 President			           1999	    166,400         400,000		      -	         	-    	       -	      15,570
 New Penn Motor Express	1998	    166,400         400,000	      	-	         	-	           -	      15,780
 Inc.

 DONALD G. JOHNSON		    2000	    116,200          85,109	      	-         		-	           -	      16,590
 Senior Vice President		1999	    112,240		        75,151		      -		         -          10,000 	  15,570
 		                     1998	    108,890	       	 71,276	      	-         		-           6,000	   15,780

<FN1>	Represents amounts credited to the accounts of the named individuals pursuant to their respective profit-sharing or retirement plan. The amounts accrued under these plans are based on fair market value of the assets of the trust as determined by the Trustee on
December 31 of the respective years for which the information is supplied.


Stock Options. The Arnold Industries, Inc. 1997 Stock Option Plan (the "1997 Plan") is designed to promote continuity of management and to increase incentive for those primarily responsible for the Company's long-range financial success. The aggregate number of shares for which options may be granted under the 1997 Plan is 2,000,000. As of December 31, 2000, options for 1,092,300 shares were outstanding to approximately 335 employees under the 1997 Stock Option Plan. Options for 585,800 shares remain outstanding under the 1987 Stock Option Plan and are held by approximately 115 employees and/or consultants.

The options may be incentive stock options, which qualify for certain tax benefits (relating primarily to the deferral of gain recognition until the underlying stock is sold and the treatment of same as a capital gain as opposed to ordinary income), or nonqualified options, which do not qualify as incentive stock options. Both incentive stock options and nonqualified stock options must be granted at no less than the fair market value of the stock on the date granted under the 1997 Plan. The Company may take a deduction for gain realized by its employee upon the exercise of a nonqualified option. Generally, this is not so in the case of an incentive stock option. Options generally are non-transferable, conditioned upon continued employment with the Company and expire within 10 years of grant or upon stated occurrences. Other option terms may vary depending upon provisions of the specific option agreement. On June 28, 1991, and on July 13, 1995, the Company filed S-8 Registration Statements for Company stock subject to the 1987 Plan.

Stock options were exercised by several of the Company's executive officers in fiscal year 2000. The tables on the next page show information regarding stock options held by the Company's executive officers.


                         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                     AND FY-END OPTION/SAR VALUES

                                           								Number of	           	Value of
                                           								unexercised	         	unexercised
                                           								Options/SARs		        in-the-money
                 				Shares	     Value realized	   at FY-End (#)	       	Options/SARs
	Name			             acquired on	    ($)	         	exercisable/		        at FY-End ($)
              			   	exercise (#)			               unexercisable	       	exercisable/
                                          								    <FN1>           	 	unexercisable

 EDWARD H. ARNOLD	      -             -      	     175,000/0		                 0/0

 KENNETH F. LEEDY	  	 4,800	  	    44,700          204,432/11,968        1,000,138/38,896

 HEATH L. ALLEN		    18,400		     108,100           90,000/0	              436,825/0

 RONALD E. WALBORN		 18,400	     	169,050           84,862/5,138	          406,960/29,865

 DONALD G. JOHNSON		  1,600	        9,100           27,874/57,126	         101,828/316,929


<FN1>  Adjusted for stock splits.



Supplemental Retirement Plan. In 1980, in order to recognize past effort and to encourage future effort, New Penn implemented a supplemental retirement plan. This plan provides to 69 individuals certain retirement, disability and death benefits, which are available only if the individual is working for Arnold Industries or one of its subsidiaries at retirement, disability or death. Retirement benefits would commence five years after retirement, but not before age 65, and are conditioned on an absence of competitive employment for two years after retirement. Retirement benefits are payable monthly for ten years. Monthly disability and pre- retirement death benefits are one-half of retirement benefits, but are payable for twenty years. The Company is responsible for the full cost of the plan, with no contributions from the participants. The net pension cost for this plan was $161,192 for 2000.

The monthly retirement benefits involve six different categories: (1) $1,666.67, (2) $1,250.00, (3) $1,041.67, (4) $833.33, (5) $625.00 and (6)
$416.67. Category (1) covers Messrs. Arnold and Leedy and 3 non-directors; category (2) includes Messrs. Allen and Walborn and 5 non-directors; category
(3) covers 2 other individuals; and categories (4) through (6) cover 55 individuals. The Board of Directors may from time to time add additional individuals to the plan, and may change the categories of participants to increase benefits.


PERFORMANCE GRAPH

The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on its common stock with: (i) the cumulative total return of a broad market index (i.e. NASDAQ MARKET INDEX) and (ii) the cumulative total return of a published industry or line-of-business index weighted for market capitalization (i.e., the SIC CODE 4213 INDUSTRY GROUP - TRUCKING, EXCEPT LOCAL). This group is composed of the following entities: Allied Holdings, Inc.; American Freightways Corporation; Arkansas Best Corporation; Arnold Industries, Inc.; Boyd Bros. Transport, Inc.; Cannon Express Inc. CL A; CD&L, Inc.; CNF Transportation, Inc.; Consolidated Freight Corporation; Covenant Transport CL A; Forward Air Corporation; Frozen Food Express Industries; Gasel Transport; Heartland Express, Inc.; J.B. Hunt Transport Services; Kenan Transport Company; Knight Transportation; Landair Corporation; Landstar System, Inc.; M.S. Carriers, Inc.; Marten Transport, Ltd.; Matlack Systems, Inc.; Morgan Group, Inc.; Motor Cargo Industries; Old Dominion Freight Line; OTR Express, Inc.; PAM Transportation Services; Patriot Transportation; Roadway Express, Inc.; Simon Transport Services CLA; Smithway Motor Xpress A; Swift Transportation Co.; Trailer Bridge, Inc.; Transfinancial Holdings, Inc.; Transport Corporation of America; U.S. Xpress Enterprises CL A; US1 Industries, Inc.; US Trucking, Inc.; USA Truck, Inc.; USFreightways Corporation; Vitran Corporation; Werner Enterprises, Inc.; and Yellow Corporation. Cumulative returns for the Company and both indices were calculated assuming dividend reinvestment.

                              GRAPH AND POINT DATA
          5-YEAR CUMULATIVE TOTAL RETURN AMONG ARNOLD INDUSTRIES, INC.,
                     NASDAQ MARKET INDEX AND SIC CODE INDEX

                      	-----------------------FISCAL YEAR ENDING---------------
 COMPANY			             1995       1996     1997      1998       1999     2000
 ARNOLD IND INC	    	   100.00      94.02   104.85    100.95      90.81   119.99
 TRUCKING, EXCEPT LOCAL	100.00      94.46   136.50    131.32     126.89   135.15
 NASDAQ MARKET INDEX		  100.00     125.27   153.00    214.39     378.12   237.66

                            ASSUMES $100 INVESTED ON DEC. 31, 1995
                                 ASSUMES DIVIDEND REINVESTED
                              FISCAL YEAR ENDING DEC. 31, 2000


REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee's primary function is to review and to make recommendations to the Board on executive officer compensation. The present members of the Compensation Committee are Arthur L. Peterson and John B. Warden III, both of whom are non-employee "independent" directors of the Company. The Compensation Committee has reviewed the Company's policies on executive officer compensation and the compensation paid to the Company's executive officers for fiscal year 2000 and reports as set forth below.

The Company's executive compensation policy is to provide competitive levels of total compensation in order to attract, motivate and retain skilled executive personnel, to recognize and reward individual initiative and achievements and to promote above average corporate performance. The Company also endorses the proposition that stock ownership in the Company by its employees and executive personnel and stock-based compensation arrangements are extremely beneficial in aligning the interests of its employees and management with its shareholders in maximizing Company value.

The basic methods by which the Company compensates its executive officers and implements the aforementioned policy are those of annual salary, annual cash bonus and stock option grants made pursuant to the Company's 1997 Stock Option Plan. The Company also maintains a supplemental retirement plan for some 69 key employees (including its executive officers) to augment its profit-sharing/retirement plan, generally available to all eligible employees. Information on the Company's 1987 and 1997 Stock Option Plans can be found on page 6 of the proxy statement. Further information on the supplemental retirement plan and its benefits to the existing officers is found on page 7 of the statement. The Company has not yet adopted a policy with respect to the $1,000,000 limitation on deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Committee believes that the base salaries of the Company's principal executive officers are in the median range for the trucking industry. The Company utilizes cash bonus and stock option elements to reward superior performance. The Company considers the desires of the executive and the needs of the Company in determining the overall compensation package and the executive's stock and option holdings in adjusting the mixture between the cash bonus and stock option elements on a yearly basis. In 2000, the Company utilized annual salary, annual cash bonus awards and stock options.

The Company looks to both quantitative and qualitative factors in determining the job performance of all of its employees, including executive officers. The primary quantitative criteria applied to its executive officers are Company return on shareholder investment, net earnings, revenue and cost trends. Internal quantitative criteria such as adherence to, or improvement on, operating budgets or Company specific goals, including revenue and earnings targets and cost or claims reduction projects are also considered, when applicable. Qualitative factors such as the ability to motivate others, to adapt and accomplish new tasks and to assist in both short and long range strategic planning for the Company, as well as the officer's internal performance history, are also considered in arriving at appropriate overall compensation levels. The Company has not established a specific mathematic weighting or formula for application of these principles. These criteria are applied on a subjective basis from year to year and were given roughly equal weight in 2000's determinations.

Application of the foregoing criteria to Edward H. Arnold, the Company's chief executive officer, supports placing Mr. Arnold's total compensation package in the median range of compensation in comparison to amounts paid to his counterparts in the trucking industry. Because the Company generated moderate net earnings increases in 2000 as compared to 1999, the Committee believes that Mr. Arnold's compensation package for 2000 appropriately remained steady in relation to the prior year's total compensation. In terms of qualitative factors, Mr. Arnold continues his leadership role in strategic planning and remains an exceptional motivating force among the Company's executive officers and personnel, emphasizing a commitment to continuous improvement in customer service and cost efficiency.

In quantitative terms, the Company again achieved new highs in annual revenues in 2000. New Penn and Arnold Logistics are performing to management's expectations; Arnold Transportation's performance improved during the year, but not to management's expectations. Accordingly, Mr. Arnold's total compensation package was unchanged from the 1999 compensation amount.


						The Compensation Committee
						Arthur L. Peterson
						John B. Warden III


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Dr. Peterson and Mr. Warden are independent directors of the Company. They are not, and have not been, officers or employees of the Company or any of its subsidiaries.


CERTAIN TRANSACTIONS

The firm of Keefer Wood Allen & Rahal, LLP, of which Heath L. Allen, an officer and director of the Company, is a partner, received legal fees of approximately $286,495 for services performed in 2000 for the Company and its subsidiaries. It is anticipated that the Company and its subsidiaries will make payments to Keefer Wood Allen & Rahal, LLP, through 2001 for legal services to be performed.

The firm of Walborn Shambach Associates, of which Ronald E. Walborn, an officer and director of the Company, is President and Treasurer, received fees for management and other accounting services of approximately $622,616 for services performed in 2000 for the Company and its subsidiaries. It is anticipated that the Company and its subsidiaries will make payments to Walborn Shambach Associates through 2001 for management and accounting services to be performed.


INDEPENDENT ACCOUNTANTS

The firm of PricewaterhouseCoopers LLP has served as independent certified public accountants to audit the books, records and accounts of the Company and its subsidiaries since 1991, the Company's last ten fiscal years.

PricewaterhouseCoopers received fees for services rendered to the Company during the year ended December 31, 2000, in the following amounts:

-	Audit Fees: $116,000 was received for audit of the Company's consolidated year-end financial statements and for review of the Company's fiscal quarterly statements.
-	Financial Information Systems Design and Implementation: None.
-	All Other Fees: $119,550 was received for tax services and $20,920 for employee benefit plan audit services.

The Company's Audit Committee has considered the compatibility of the non-audit services described above with maintaining the auditor's independence without exception. The Audit Committee has received an Independence Standards Board (ISB) Standard No. 1 (Communications with Audit Committees) letter from PricewaterhouseCoopers and have discussed with the auditors their independence.

A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will be afforded an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

The Company presently intends to utilize PricewaterhouseCoopers LLP to serve as independent auditor for its 2001 fiscal year but has opted not to submit ratification of same to a vote of shareholders so as to maintain Board discretion in this matter.


SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

The 2002 Annual Meeting of Shareholders will be held on or about May 1, 2002. Proposals of shareholders intended to be presented for action at that meeting must be submitted in writing and received by the Company at its corporate headquarters, 625 South Fifth Avenue, P. O. Box 210, Lebanon, PA, 17042-0210,
Attn: Corporate Secretary, not later than December 31, 2001, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting, in accordance with regulations governing the solicitation of proxies. It is suggested that a shareholder making a proposal submit the proposal by Certified Mail - Return Receipt Requested.

The Bylaws provide that nominations of candidates for election to the Board at an annual meeting, other than those made by or on behalf of existing management, must be made in writing and delivered or mailed to the Corporate Secretary not less than fifteen (15) nor more than fifty (50) days prior to that annual meeting.

FORWARD-LOOKING STATEMENTS - RISK FACTORS

The nature of the Company's operations subjects it to changing economic, competitive, regulatory and technological conditions, risks and uncertainties. In accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause future results to differ materially from the forward-looking statements, expectations and assumptions expressed or implied herein. Those include statements about our management confidence and strategies for performance; expectations for new and existing technologies and opportunities; and expectations for market segment and industry growth.

These factors include, but are not limited to: (1) changes in the business environment in which the Company operates, including licensing restrictions, interest rates and capital costs; (2) changes in governmental laws and regulations, including taxes; (3) market and competitive changes, including market demand and acceptance for new services and technologies; and (4) other risk factors listed from time to time in the Company's SEC reports. The Company does not intend to update this information and disclaims any legal liability to the contrary.


OTHER MATTERS

The Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the notice of the Annual Meeting and knows of no matters to be brought before the meeting by others. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy, or their substitutes, to vote said proxy in accordance with their best judgment on such matters.


COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE AVAILABLE AT THE ANNUAL MEETING. ANY SHAREHOLDER, UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, MAY OBTAIN A COPY OF THE COMPANY'S 10-K WITHOUT CHARGE.

By Order of the Board of Directors,

HEATH L. ALLEN
Secretary


Lebanon, Pennsylvania
March 29, 2001

REVOCABLE PROXY
ARNOLD INDUSTRIES, INC.

X  PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF SHAREHOLDERS
May 2, 2001

	The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Arnold Industries, Inc., to be held on Wednesday, May 2, 2001, at 10:00 a.m., at the Lebanon Country Club, 3375 West Oak Street, Lebanon, Pennsylvania, and the proxy statement for said meeting attached thereto, and hereby appoints Kenneth F. Leedy or Heath L. Allen, or either of them, proxies to vote and act at the 2001 Annual Meeting of Shareholders or at any adjournment or adjournments thereof, on any business that may properly come before such meeting, including taking action on Items 1 and 2 set forth in the next column.

                                         		With-     	For All
1.  Election of Directors  	  	For        	hold      	Except
    of the Company:            _____      	_____     	_____

     Kenneth F. Leedy, Heath L. Allen, John B. Warden III

INSTRUCTION: To withhold authority to vote for any nominee, mark "For All Except" and write that nominee's name in the space provided below.
____________________________________________________________________________

2.  With respect to the use of  	   	For       	Against   	Abstain
    their discretion in such        	_____     	_____      	_____
    other business as may come
    before the meeting or any
    adjournments thereof.

The stock covered by this proxy will be voted in accordance with specifications made. IF NO SPECIFICATION IS MADE, THE PROXIES ARE APPOINTED WITH AUTHORITY TO VOTE FOR THE ELECTION OF DIRECTORS AND IN FAVOR OF PROPOSAL 2.

     Please sign your proxy exactly as your name appears on the certificate. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If owner is a corporation, sign full corporate name by a duly authorized officer.


If two or more persons are named as owners, both or all should sign.


Please be sure to sign and date               Date
this Proxy in the box below.                  ___________________________


THIS PROXY IS SOLICITED ON BEHALF
OF THE REGISTRANT'S BOARD OF DIRECTORS.

_____________________________________________________________________________
Shareholder sign above       	     			          Co-holder (if any) sign above




                    SUPPLEMENT TO PROXY STATEMENT
                      OF ARNOLD INDUSTRIES, INC.
                         DATED MARCH 29, 2001

Audit Committee Report

     The Audit Committee is comprised of two independent directors as defined by NASD and one director who is not independent. The Board of Directors appointed one director to the Committee who is not independent after determining that such appointment would be in the best interests of the Company and its shareholders because of the non-independent director's detailed knowledge of the operations of the Company. The Audit Committee operates under a written charter adopted by the Board of Directors (Exhibit A below).

     Management is responsible for Arnold Industries' internal financial controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of Arnold Industries' consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. Our Committee's responsibility is to oversee and monitor these activities on behalf of the Board of Directors.

     The Audit Committee met and held discussions with management and the independent accountants. Management represented to us that the Company's consolidated financial statements for the year ended December 31, 2000, were prepared in accordance with generally accepted accounting principles. We discussed the consolidated financial statements with both management and the independent accountants. We also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61.

     We received from the independent accountants the written disclosures required by Independent Standards Board Standard No. 1 and discussed with the independent accountants that firm's independence.

     Based on the foregoing, we have recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.


By the Audit Committee:

John B. Warden (Chairman)
Arthur L. Peterson
Heath L. Allen (Not Independent)


                                                             Exhibit A

                    CHARTER OF THE AUDIT COMMITTEE
                      OF ARNOLD INDUSTRIES, INC.

Purpose

     The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process. The Committee will review the financial reports and other financial information provided by the Company to any governmental or regulatory body, to the public or to other recipients thereof; the Company's systems of internal accounting and financial controls; and the annual independent audit of the Company's financial statements.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

     The Committee shall review the adequacy of this Charter on an annual basis.

Membership

     The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet as promptly as possible the requirements of the Audit Committee Policy of the NASD.

     Accordingly, at least three of the members will be directors:

A. Who have no relationship with the Company that may interfere with the exercise of their independence from management of the Company, except in exceptional and limited circumstances where the Board determines that it is in the best interests of the Company and its shareholders to appoint no more than one non-independent director to serve on the Committee and the Board discloses its reasons for the determination in the Company's next annual proxy statement; and

B. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

Key Responsibilities

     The Committee's job is one of oversight. It recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that the Company's financial managers, as well as its outside auditors, have more time and knowledge available to them and enjoy more detailed financial information relative to the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements nor any professional certification as to the outside auditor's work.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

A. The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K), and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

B. As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's quarterly filing of the Form 10-Q.

C. The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

D.   The Committee shall:

     1. request from the outside auditors annually a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

     2. discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

     3. recommend as appropriate that the Board take appropriate action to oversee the independence of the outside auditor.

E. The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or to nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

     The Committee has approved this Charter, and has submitted it to the Board for the Board's concurrence.